EXCHANGE LISTED FUNDS TRUST

Bancreek U.S. Large Cap ETF (NYSE Arca Ticker Symbol: BCUS)

(the “Fund”)

Supplement dated March 11, 2024, to the Fund’s currently effective

Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the SAI for the Fund and should be read in conjunction with those documents.

Effective immediately, the table in the section of the Fund’s SAI titled “MANAGEMENT OF THE TRUST” listing the Trustee Compensation is deleted in its entirety and replaced with the following:

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustee
Richard Hogan[2]	$0	N/A	N/A	$0 for service on 1 board
J. Garrett Stevens[3]	$0	N/A	N/A	$0 for service on 1 board
Independent Trustees
Timothy Jacoby	$85,000	N/A	N/A	$185,000 for service on 2 boards
Linda Petrone	$75,625	N/A	N/A	$166,250 for service on 2 boards
Stuart Strauss	$71,250	N/A	N/A	$157,500 for service on 2 boards

1 The fund complex includes each series of the Trust and Exchange Traded Concepts Trust.

2 Mr. Hogan served as Interested Trustee of the Trust until December 5, 2023.

3 Information is as of November 30, 2023 and therefore, does not include the Trust. Mr. Stevens replaced Mr. Hogan as Interested Trustee of the Trust on December 5, 2023.